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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
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                                FEBRUARY 16, 2000




                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                      1-3551                  25-0464690
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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     (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code        (412) 553-5700
                                                   ----------------------------



                                      NONE
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On February 16, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
         EQT) reported 1999 earnings of $2.01 per diluted share compared to $0.68 per diluted share in 1998 calculated before the impact of restructuring.

         Copies of the press release and related financial tables detailing full year and fourth quarter 1999 results are included as Exhibit 99 to this report.

ITEM 7.  FINANCIAL STATEMENTS

     (c) EXHIBITS.

         Exhibit
         Number              Description
         ------              -----------

         Exhibit 99 Equitable Resources, Inc., press release and financial tables announcing fourth quarter and full year earnings for 1999.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               EQUITABLE RESOURCES, INC.
                                          -------------------------------------
                                                      (Registrant)


                                      By         /s/ David L. Porges
                                          -------------------------------------
                                                     David L. Porges
                                              Executive Vice President and
                                                Chief Financial Officer


      February 18, 2000
-----------------------------



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                                  EXHIBIT INDEX



Exhibit No.            Document Description                  Sequential Page No.
--------------------------------------------------------------------------------

    99           Equitable Resources, Inc. press release              5
                 and financial tables announcing fourth
                 quarter and full year 1999 earnings.